                                                                EXHIBIT 10.1.26

                                                                  CONFORMED COPY

                 SIXTH AMENDMENT, WAIVER AND AGREEMENT, dated as of December 8, 1997 (this "Waiver and Amendment") to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment, dated as of April 23, 1996, the Second Amendment, dated as of August 28, 1996, the Third Amendment, dated as of January 25, 1997, the Fourth Amendment, dated as of July 15, 1997, and the Fifth Amendment and Waiver, dated as of October 24, 1997 (the "Fifth Amendment and Waiver"), and as further amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H :

                 WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

                 WHEREAS, pursuant to the Fifth Amendment and Waiver the Lenders waived, until December 31, 1997 (the "Existing Waiver Expiration Date"), any Default or Event of Default arising out of the failure of the Borrower to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ending October 25, 1997 (the "Existing Defaults");

                 WHEREAS, the Borrower has advised the Agent and the Lenders that the Borrower is pursuing a financing transaction pursuant to which the Borrower would propose that the Agent and the Lenders agree to amend the Credit Agreement to, among other things, permit the incurrence of additional Indebtedness under a new tranche of the Credit Agreement and adjust the requirements of subsection 8.1 of the Credit Agreement in order to cure the Existing Defaults;

                 WHEREAS, the Borrower acknowledges that, if the Credit Agreement is not amended as set forth above on or before the Existing Waiver Expiration Date on terms that are acceptable to the Required Lenders (or all of the Lenders to the extent required under subsection 11.1 of the Credit Agreement) (the "Proposed Credit Agreement Amendment"), the Existing Defaults would be reinstated (i.e., Events of Default would then exist) and the Agent and Lenders would be entitled to exercise all of their rights and remedies under the Loan Documents and applicable law with respect to the Existing Defaults;

                 WHEREAS, the Borrower has requested that, even if the Existing Waiver Expiration Date occurs prior to the consummation of the Proposed Credit Agreement Amendment, the Lenders agree (a) to permit the Borrower to continue to borrow under the Credit Agreement until February 10, 1998 by waiving the failure of the Borrower to satisfy the conditions precedent to borrowing under subsection 6.2 of the Credit Agreement (as a result of (i) the reinstatement and continuance of the Existing Defaults or (ii) any Default or Event of Default arising out of the failure of the Borrower to comply with the requirements of subsection 8.1 of the Credit Agreement at the last day of the fiscal quarter ending January 31, 1998 (together with the Existing Defaults, the "Covenant Defaults") and (b) not to exercise their rights and remedies under the Loan Documents and applicable law with respect to the Covenant Defaults;

                 WHEREAS, in connection with the foregoing, the Borrower has also requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

                 WHEREAS, the Agent and the Lenders are willing to agree to the requested waiver, forbearance and amendments, but only upon the terms and conditions set forth herein;

                 NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following term shall have the following meaning:

                 "Sixth Amendment Period": the period commencing on the Existing Waiver Expiration Date and ending on the earliest to occur of
         (a) February 10, 1998, (b) the date of the occurrence of any Default or Event of Default (other than the Covenant Defaults) or (c) the effective date of the Proposed Credit Agreement Amendment.

                 2. Waiver. The Agent and the Lenders hereby agree to waive, during the Sixth Amendment Period, the conditions precedent to borrowing contained in subsection 6.2 of the Credit Agreement, but only to the extent that the Borrower is unable to satisfy the conditions set forth in said subsection due to the reinstatement or occurrence and continuance of the Covenant Defaults.

                 3. Agreement. The Agent and the Lenders hereby agree to forbear, during the Sixth Amendment Period, from the exercise of any rights or remedies under the Credit Agreement, the other Loan Documents and applicable law in respect of the Covenant Defaults.

                 4. Reservation of Rights. Notwithstanding anything contained in this Waiver and Amendment, the Borrower acknowledges that the Agent and the Lenders do not waive, and expressly reserve, the right to exercise, at any time during the Sixth Amendment Period, any and all of their rights and remedies under (a) the Credit Agreement, the other Loan Documents and applicable law in respect of the Covenant Defaults against any Person other than the Borrower or any other Loan Party and (b) any other document or instrument, including without limitation, the right of the Agent to give a "Blockage Notice" as defined in and in accordance with Article X of the Senior Subordinated Note Indenture.

                 5. Additional Limitation on Borrowings. (a) Consistent with the terms of the Fifth Amendment and Waiver, the Borrower hereby agrees that, notwithstanding anything to the contrary in the Credit Agreement, the Borrower shall not have the right to, and shall not, request a borrowing of Revolving Credit Loans or Swing Line Loans, or the issuance of a Letter of Credit if, after giving effect to such borrowing or issuance, the Aggregate Outstanding Revolving Credit of all the Revolving Credit Lenders would exceed $204,750,000 at any time during the Sixth Amendment Period.

                 (b) Consistent with the terms of the Fifth Amendment and Waiver, notwithstanding anything to the contrary in subsection 2.1(b), 2.6 or
4.2 of the Credit Agreement, during the Sixth Amendment Period, (i) all outstanding Eurodollar Loans shall automatically be converted to ABR Loans at the end of the current Interest Periods with respect thereto, (ii) no outstanding ABR Loans may be converted to Eurodollar Loans at any time and
(iii) all Loans made under the Credit Agreement shall be made as ABR Loans.

                 6. Cash Flow Forecasts. Consistent with the terms of the Fifth Amendment and Waiver, during the Sixth Amendment Period, the Borrower shall deliver to the Agent and each Lender on the Wednesday of every calendar week, commencing with the first Wednesday to occur during the Sixth Amendment Period, a forecast of the cash flows, cash balances and line availability of the Borrower and its Restricted Subsidiaries for the period of four consecutive calendar weeks beginning in the week in which the applicable Wednesday occurs together with a comparison of the actual cash flows, cash balances and line availability of the Borrower and its Restricted Subsidiaries for the immediately preceding week to the most recently forecasted cash flows of the Borrower and its Restricted Subsidiaries for the week in which such Wednesday occurs.

                 7. Amendment to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by (a) deleting the phrase "pursuant to subsection 7.9(a)" from the definition of the term

"Security Documents" and (b) inserting in said subsection in proper alphabetical order the following definitions:

                          "'Sixth Amendment and Waiver": the Sixth Amendment,
                 Waiver and Agreement, dated as of December 8, 1997, to this Agreement.

                          "Sixth Amendment Effective Date": as defined in the
                 Sixth Amendment and Waiver.

                          "Sixth Amendment Period": as defined in the Sixth
                 Amendment and Waiver.".

                 8. Amendment to Subsection 7.1. Subsection 7.1 of the Credit Agreement is hereby amended by adding after the word "year" in the twelfth line of paragraph (c) of said subsection, the phrase "(including separate line items for trade payables and for other accounts payable for such period)".

                 9. Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by deleting paragraph (a) of said subsection in its entirety and substituting therefor the following new paragraph (a):

                          "(a) Within five Business Days after the acquisition by any Loan Party of an ownership interest in any material property after the Sixth Amendment Effective Date (including, without limitation, any real property or any leasehold interest therein, in each case with a fair market value (as determined in good faith by the Borrower) at the time of such acquisition greater than $500,000) that is not subject to a Lien created pursuant to a Loan Document, the Borrower shall, or shall cause such other Loan Party to, execute and deliver to the Agent, for the benefit of the Lenders, appropriate mortgages, pledge agreements and security agreements and the like covering such property or leasehold interest, all in form and substance reasonably satisfactory to the Agent. In connection with the foregoing, the Borrower shall cause to be promptly and duly taken, executed, acknowledged and delivered such further acts, documents and assurances as may be necessary or as the Agent may reasonably request in order to carry out the purpose of this subsection (including, without limitation, the execution and delivery of UCC financing statements, similar documents and title insurance policies). The mortgages, pledge agreements and security agreements referred to above shall be accompanied by a copy of such resolutions and such incumbency certificates and legal opinions as are reasonably requested by the Agent.

                 10. Amendment to Subsection 8.18. Subsection 8.18 of the Credit Agreement is hereby amended by deleting paragraph (b) of said subsection in its entirety and substituting therefor the following new paragraph (b):

                          "(b) Form or create any Restricted Subsidiary or designate any Jobber Subsidiary as a "Restricted Subsidiary" in accordance with the definition of the term "Jobber Subsidiary", unless
         (i) within five Business Days thereafter, (A) such newly formed, created or designated Restricted Subsidiary becomes a Loan Party and executes and delivers a guarantee in favor of the Agent, for the benefit of the Lenders, substantially in the form of the Subsidiaries Guarantee or otherwise becomes a party to the Subsidiaries Guarantee pursuant to documentation reasonably satisfactory to the Agent, (B) each Loan Party that is a stockholder of such newly formed, created or designated Restricted Subsidiary pledges to the Agent, for the benefit of the Lenders, 100% of the issued and outstanding stock of such Restricted Subsidiary owned by such stockholder pursuant to a pledge agreement substantially in the form of the Borrower Stock Pledge Agreement or pursuant to documentation reasonably satisfactory to the Agent and (C) such newly formed, created or designated Restricted Subsidiary executes and delivers a security agreement in favor of the Agent, for the benefit of the Lenders, substantially in the form of the Subsidiaries Security Agreement or otherwise becomes a party to the Subsidiaries Security Agreement pursuant to documentation reasonably satisfactory to the Agent and (ii) within ten Business Days thereafter, the Borrower causes to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary or as the Agent may reasonably request in order to confirm the grant of the Lien on substantially all of such newly formed, created or designated Restricted Subsidiary's property in favor of the Agent, for the benefit of the Lenders, pursuant to the documentation described in clause (C) above and otherwise to carry out the purpose of this subsection (including, without limitation, the execution and delivery of other security documents, UCC financing statements, similar documents and title insurance policies). The guarantees, pledge agreements, security agreements and other documents referred to above shall be accompanied by a copy of such resolutions and such incumbency certificates and legal opinions as are reasonably requested by the Agent."

                 11. Amendment to Subsection 8.19 (a) Subsection 8.19 of the Credit Agreement is hereby amended by deleting the phrase "(subject to the Borrower's rights with respect to the General Fund Account pursuant to subsection 3(f)(ii) of the Borrower Security Agreement)" contained in paragraph
(a) of said subsection.

                 (b) Subsection 8.19 of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of paragraph (a) of said subsection, (ii) deleting the "." at the end of paragraph (b) of said subsection and substituting therefor

"; and", and (iii) adding the following new paragraph (c) to the end of said subsection:

                          "(c) Notwithstanding anything to the contrary in this Agreement, in the last two sentences of subsection 3(f)(ii) of the Borrower Security Agreement or in the last two sentences of subsection 3(e)(ii) of the Subsidiaries Security Agreement:

                          (i) All funds on deposit in the General Fund Account
                 shall be transferred to the Concentration Account on the Sixth Amendment Effective Date;

                          (ii) On each Business Day, commencing with the
                 Business Day following the Sixth Amendment Effective Date, the Agent shall cause the amounts on deposit in the Concentration Account to be applied in the following manner:

                                  (A) first, an amount, not exceeding the
                 estimated daily disbursement needs of the Loan Parties (after giving effect to amounts, if any, already on deposit in the General Fund Account) in the conduct of their businesses in the ordinary course, requested by the Borrower in a written notice to the Agent delivered prior to 2:00 p.m., New York City time, on such Business Day, shall be transferred from the Concentration Account to the General Fund Account;

                                  (B) second, any remaining amounts in excess
                 of $5,000,000 shall be applied to the prepayment of the Swing Line Loans, Revolving Credit Loans and Reimbursement Obligations in the manner specified in clause (ii) of the fourth sentence of subsection 4.4(a) by transfer to the Agent's loan clearing account designated by the Agent; and

                                  (C) third, any remaining amounts shall be
                 held in the Concentration Account until such amounts are applied or held as set forth in this subsection 8.19(c) on the next Business Day;

                          (iii) The Borrower shall notify the Agent prior to
                 2:00 p.m., New York City time, of the amount to be transferred to the Agent's loan clearing account in order for the Borrower to comply with clause (ii)(B) of this subsection 8.19(c); and

                          (iv) Funds deposited in the General Fund Account may not be directly withdrawn by the Borrower and may only be (A) transferred to another disbursement account of the Borrower,
                 (B) transferred by wire transfer or (C) used to honor checks and other drafts presented against the General Fund Account, in each such case to pay obligations of the Loan Parties payable in the conduct of their businesses in the ordinary course;

         provided that nothing in this subsection 8.19(c), in subsection 3(f)(ii) of the Borrower Security Agreement or subsection 3(e)(ii) of the Subsidiaries Security Agreement shall be deemed to limit or otherwise impair the Agent's rights and remedies (including, without limitation, rights of set-off and the rights of the Agent with respect to the Concentration Account and the funds on deposit therein as provided in the Borrower Security Agreement and the Subsidiaries Security Agreement) upon the occurrence and during the continuance of an Event of Default (other than the Covenant Defaults (as defined in the Sixth Amendment and Waiver) prior to the end of the Sixth Amendment Period) under this Agreement, the Borrower Security Agreement, the other Loan Documents or applicable law in respect of deposits in the Concentration Account, the General Fund Account or any other account.".

                 12. Amendment to Subsection 11.6. Subsection 11.6 of the Credit Agreement is hereby amended by (a) deleting the phrase "of the assigning Lender" at the end of the second sentence of paragraph (c) of said subsection and (b) substituting therefor the phrase:

                 "and/or Revolving Credit Loans of the assigning Lender; provided that during the period from the Sixth Amendment Effective Date until the end of the Sixth Amendment Period, no Lender shall assign any of its Loans or Commitments unless such Lender simultaneously assigns to the same assignee a like percentage of such Lender's Term Loan Commitments and/or Term Loans and Revolving Credit Commitments and/or Revolving Credit Loans".

                 13. Limitation on Investments. Notwithstanding anything to the contrary in subsection 8.11 of the Credit Agreement, during the period from the Sixth Amendment Effective Date until the end of the Sixth Amendment Period, investments otherwise permitted pursuant to said subsection shall be limited to an amount not to exceed $28,500,000.

                 14. Limitation on Asset Sales and Acquisitions. During the period from the Sixth Amendment Effective Date until the end of the Sixth Amendment Period, the Borrower may not, without the prior written consent of the Required Lenders, consummate (a) any Disposition otherwise permitted pursuant to subsection 8.6(g) of the Credit Agreement or (b) any acquisitions otherwise permitted pursuant to subsection 8.12 of the Credit Agreement for aggregate consideration (calculated in accordance with said subsection 8.12) for all such acquisitions in excess of $1,000,000.

                 15. Inventory Report and Real Estate Appraisals. Pursuant to subsection 7.2(h) of the Credit Agreement, the Borrower shall furnish copies to the Agent and the Lenders, within three Business Days of the receipt thereof by the Borrower, of (a) the inventory report and analysis prepared by BGA Consulting, a division of Buxbaum, Ginsburg & Associates, Inc. and (b) all appraisals or other material analyses of any real property or leasehold interests therein of the Borrower or any other Loan Party, in each case with a fair market value (as determined in good faith by the Borrower) greater than $500,000.

                 16. Engagement of Alvarez & Marsal, Inc.. During the Sixth Amendment Period, the Borrower and/or its affiliates shall continue their engagement of Alvarez & Marsal, Inc. as financial consultants and review from time to time with the Agent and the Lenders the scope and terms of such engagement.

                 17. Information/Further Assurances. Pursuant to subsection 7.2(h) of the Credit Agreement, the Borrower shall (i) provide to the Agent all information reasonably requested by the Agent concerning (A) the identity and location of the assets and property of the Borrower and its Restricted Subsidiaries and (B) the granting and perfection of Liens in favor of the Agent under, and in connection with the transactions contemplated by, the Loan Documents and (ii) cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary or as the Agent may reasonably request in order to evidence the grant, and to effect the perfection of, Liens on any property of the Borrower or any of its Subsidiaries as contemplated by the Loan Documents.

                 18. Payment of Lender Costs and Expenses. The Borrower hereby acknowledges that the reasonable costs and expenses of each Lender incurred, or to be incurred, during the period covered by the Fifth Amendment and Waiver and the Sixth Amendment Period, in connection with the Loan Documents or such Lender's lending relationship with any Loan Party, are payable or reimbursable by the Borrower pursuant to subsection 11.5(b) of the Credit Agreement.

                 19. Representations and Warranties. (a) On and as of the date hereof and after giving effect to this Waiver and Amendment, the Borrower hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates in all material respects such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof.

                 (b) The Borrower further represents, warrants and covenants that (i) except for the property of the Borrower and its Restricted Subsidiaries set forth by category on Schedule I hereto, the Borrower and its Restricted Subsidiaries do not own or lease any material assets and property (real or personal, tangible or intangible) that is not subject to a first priority Lien in favor of the Agent, subject to Liens permitted under subsection 8.3 of the Credit Agreement and (ii) upon the reasonable request of the Agent or the Required Lenders, the Borrower shall provide, or cause to be provided, reasonably detailed additional information to the Agent and the Lenders regarding any property set forth on Schedule I.

                 (c) The Borrower further represents and warrants that the Borrower and the other Loan Parties are truly and justly indebted to the Agent and the Lenders pursuant to the Loan Documents, without defense, counterclaim or offset of any kind.

                 20. Effectiveness. This Waiver and Amendment shall constitute a Loan Document and shall become effective as of the date hereof (the "Sixth Amendment Effective Date") upon satisfaction of the following conditions:

                 (a) receipt by the Agent of counterparts of this Waiver and Amendment duly executed and delivered by the Borrower and the Required Lenders and consented to by the Guarantors;

                 (b) receipt by the Agent of the following documents, each in form and substance satisfactory to the Agent: (i) a stock pledge agreement made by American Parts System, Inc. providing for the pledge of the capital stock of Installers' Service Warehouse Inc., substantially in the form of the Borrower Stock Pledge Agreement, (ii) a supplement to the Trademark Security Agreement, dated as of May 15, 1996, made by A.P.S. Management Services, Inc. in favor of the Agent in respect of a single trademark registration filed on December 23, 1996 and (iii) a Security Agreement made by APS Holding Corporation in favor of the Agent, providing for Holding's grant of a first priority Lien on substantially all of its personal property;

                 (c) the Agent's receipt of the information requested pursuant to Section 17 hereof;

                 (d) receipt by each of Policano & Manzo, L.L.C. and Simpson Thacher & Bartlett of a retainer in the amount as agreed between the Agent and the Borrower; and

                 (b) the payment by the Borrower of all amounts owing under the Credit Agreement, the payment of which has been requested on or prior to the date hereof, including amounts owing in respect of interest, fees and expenses.

                 21. Compliance. The Borrower agrees that its failure to perform timely its obligations set forth in Sections 5, 6 and 13 through 17 shall constitute an immediate Event of Default under paragraph (c) of Section 9 of the Credit Agreement.

                 22.  Continuing Effect; No Other Amendments or Waivers.
Except as expressly amended or waived hereby, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waiver provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or a waiver of, or an indication of the Agent's or the Lenders' willingness to waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsection for another date or time period are affected by the circumstances addressed in this Waiver and Amendment). The Agent and the Lenders reserve the right to exercise all of their rights and remedies under the Credit Agreement, the other Loan Documents and applicable law against the Borrower or any other Loan Party upon the expiration of the Sixth Amendment Period in respect of the Events of Default arising by reason of the Covenant Defaults or any other Events of Default which may occur.

                 23. Counterparts. This Waiver and Amendment may be executed by one or more of the parties to this Waiver and Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver and Amendment may be delivered by facsimile transmission of the relevant signature pages hereof, and the failure to deliver an executed counterpart by other means shall not affect the validity, enforceability or binding effect of this Waiver. A set of the copies of this Waiver and Amendment signed by all the parties shall be delivered to the Borrower and the Agent.

                 24. GOVERNING LAW. THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                        A.P.S., INC.


                                        By: /s/ E. Eugene Lauver
                                           ----------------------------------
                                           Title:  Senior Vice President


                                        THE CHASE MANHATTAN BANK (formerly
                                                 known as Chemical Bank), as
                                                 Agent and as a Lender


                                        By: /s/ Peter Eckstein
                                           --------------------------------
                                           Title:  Vice President

                                        AMSOUTH BANK OF ALABAMA


                                        By:
                                           --------------------------------
                                           Title:


                                        BANKERS TRUST COMPANY


                                        By: /s/ Ryan Zanin
                                           --------------------------------
                                           Title: Vice President


                                        BANK OF AMERICA NT & SA


                                        By: /s/ M. Duncan McDuffie
                                           --------------------------------
                                           Title:  Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ Jay Lifton
                                           --------------------------------
                                           Title:  Vice President


                                        BANK ONE, N.A.


                                        By: /s/ Douglas H. Klamforth
                                           --------------------------------
                                           Title:  Vice President

                                        FIRST AMERICAN NATIONAL BANK


                                        By:
                                           --------------------------------
                                           Title:


                                        NBD BANK


                                        By: /s/ Dennis Saletta
                                           --------------------------------
                                           Title:  First Vice President


                                        FLEET NATIONAL BANK


                                        By: /s/ M.F. O'Neil
                                           -------------------------------
                                           Title:  Vice President


                                        THE FUJI BANK, LIMITED, HOUSTON
                                          AGENCY

                                        By: /s/ P.C. Lauinger, III
                                           --------------------------------
                                           Title:  Vice President & Manager


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By:
                                           --------------------------------
                                           Title:

                                        THE MITSUBISHI TRUST AND BANKING
                                                CORPORATION


                                        By: /s/ Gary T. Maciak
                                           --------------------------------
                                           Title:  First Vice President


                                        NATIONAL BANK OF CANADA


                                        By: /s/ Randy K. Wilhoit
                                           --------------------------------
                                           Title:  Vice President


                                        By: /s/ Larry L. Sears
                                           --------------------------------
                                           Title:  Vice President

                                        NATIONSBANK OF TEXAS, NATIONAL
                                                ASSOCIATION


                                        By: /s/ William E. Livingstone, IV
                                           --------------------------------
                                           Title:  Senior Vice President


                                        SOCIETE GENERALE


                                        By: /s/ Richard A. Gould
                                           --------------------------------
                                           Title:  Vice President


                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                                ASSOCIATION


                                        By: /s/ Roger Freundt
                                           --------------------------------
                                           Title:  Vice President

                 Each of the undersigned hereby consents to the foregoing Waiver and Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver and Amendment.


                                        APS HOLDING CORPORATION



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        BIG A AUTO PARTS, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        AUTOPARTS FINANCE COMPANY, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        APS SUPPLY, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        AMERICAN PARTS SYSTEM, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        A.P.S. MANAGEMENT SERVICES, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President

                                        PARTS, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        PRESATT, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President


                                        INSTALLERS' SERVICE WAREHOUSE, INC.



                                        By: /s/ E. Eugene Lauver
                                           --------------------------------
                                           Title:  Senior Vice President

                            LIST OF MATERIAL ASSETS

1.       OWNED REAL PROPERTY

         (a)  Dudley Avenue, Texarcana, AR
         (b)  1st Street, Berthoud, CO
         (c)  SE Dixie Highway, Stuart, FL
         (d)  718-720 Allen Street, Allentown, PA
         (e)  719 Conestoga, Bethlehem, PA
         (f)  3235 Franklin Avenue, Midland, TX
         (g)  425 S. Palace, Tyler, TX
         (h)  60 East Rock, Harrisonburg, VA
         (i)  6106 Virginia Beach Blvd., Norfolk, VA
         (j)  60 (62) Franklin, Warrentown, VA
         (k)  1900 Valley Avenue, Winchester, VA


2.       LEASED REAL PROPERTY:

         The Borrower is party to numerous real property leases throughout the United States. These leases are in respect of the premises at which the Borrower-owned Big A stores and Installers' Service warehouses (other than those listed under items 1 (h) through (j) above) and the distribution centers (other than those distribution centers that are owned by a Loan Party and in respect of which mortgages have been granted to the Agent on behalf of the Lenders) are located.


3.       LEASED PERSONAL PROPERTY:

         The Borrower is party to numerous leases for equipment, vehicles and computers, including, without limitation, equipment, vehicles and computers of the following types:

         (a) Equipment Leases for, inter alia, copiers, fax machines, fork lifts, hand lifts, telephone systems and other similar types of equipment.

         (b) Computer Leases for, inter alia, various types of hardware ranging from mainframe to personal computers, operating systems and other application software programs.

         (c) Vehicles Leases for, inter alia, tractor trailers, delivery trucks, vans, pick-up trucks and passenger vehicles.